UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: February 28, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

FORM N-Q

FEBRUARY 28, 2013

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Schedule of investments (unaudited)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 94.5%
Education - 28.4%
Massachusetts State DFA Revenue:
Assumption College, Radian	5.750%	3/1/20	$990,000	$991,465
Boston University	5.600%	10/1/35	1,300,000	1,451,736
Boston University, AMBAC	5.000%	10/1/39	4,000,000	4,250,640
Curry College, ACA	6.000%	3/1/31	1,000,000	1,001,340
Mount Holyoke College	5.000%	7/1/36	4,000,000	4,440,520
Williston Northampton School Project, SCA	5.000%	10/1/25	1,070,000	1,096,665
Massachusetts State Educational Financing Authority Revenue, Issue E, AMBAC	5.300%	1/1/16	1,985,000	1,990,161	(a)
Massachusetts State HEFA Revenue:
Northeastern University	5.000%	10/1/33	6,000,000	6,502,440
Suffolk University	5.750%	7/1/39	6,000,000	6,828,660
University of Massachusetts Building Authority, Project Revenue, AGM	5.000%	5/1/38	5,000,000	5,583,000

Total Education				34,136,627

Health Care - 9.3%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	740,000	689,384	(a)
Massachusetts State DFA Revenue:
First Mortgage, Edgecombe Project	6.750%	7/1/26	1,300,000	1,309,789
Neville Community, GNMA-Collateralized	6.000%	6/20/44	1,000,000	1,051,910
UMass Memorial Medical Center Inc.	5.500%	7/1/31	1,500,000	1,711,410
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation, AGM	5.000%	11/15/31	1,250,000	1,343,975
Cape Cod Healthcare Obligation, AGM	5.125%	11/15/35	1,750,000	1,876,210
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	2,015,000	2,197,257
Milford Regional Medical Center	5.000%	7/15/27	1,000,000	1,035,150

Total Health Care				11,215,085

Housing - 2.9%
Massachusetts State Housing Finance Agency, Housing Revenue:
Single-Family Housing	4.850%	12/1/22	1,915,000	1,976,261	(a)
Single-Family Housing	4.850%	12/1/35	1,470,000	1,485,273	(a)(b)

Total Housing				3,461,534

Industrial Revenue - 4.4%
Massachusetts State IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA	6.500%	8/1/37	900,000	915,732
Massachusetts State Port Authority, Special Facilities Revenue, Conrac Project	5.125%	7/1/41	4,000,000	4,351,080
Massachusetts State Water Pollution Abatement Trust, Unrefunded Balance	6.375%	2/1/15	30,000	30,128

Total Industrial Revenue				5,296,940

Local General Obligation - 1.7%
Newburyport, MA, GO, Municipal Purpose Loan	5.000%	1/15/26	1,655,000	2,042,253

Power - 4.5%
Puerto Rico Electric Power Authority Revenue	5.375%	7/1/23	5,000,000	5,238,400
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	145,000	146,202

Total Power				5,384,602

See Notes to Schedule of Investments.

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pre-Refunded/Escrowed to Maturity - 1.6%
Massachusetts State Port Authority Revenue	13.000%	7/1/13	$355,000	$369,555	(c)
Westwood, MA, GO, NATL	5.375%	6/1/17	1,500,000	1,518,675	(d)

Total Pre-Refunded/Escrowed to Maturity				1,888,230

Solid Waste/Resource Recovery - 1.3%
Massachusetts State DFA, Resource Recovery Revenue, Waste Management Inc. Project	2.125%	12/1/15	1,500,000	1,550,010	(a)(b)(e)

Special Tax Obligation - 16.9%
Massachusetts State Special Obligation Dedicated Tax Revenue, NATL, FGIC	5.500%	1/1/34	5,000,000	6,290,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,000,000	7,453,950
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	5.000%	10/1/29	6,000,000	6,581,460

Total Special Tax Obligation				20,325,410

State General Obligation - 1.9%
Massachusetts State, GO	5.000%	11/1/16	2,000,000	2,317,700

Transportation - 21.6%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue	5.000%	1/1/37	5,000,000	5,524,900
Massachusetts State DFA Revenue:
Parking Facility-Avon Associates Project, AGM	5.000%	4/1/19	1,090,000	1,210,172
Parking Facility-Avon Associates Project, AGM	5.000%	10/1/19	865,000	963,117
Massachusetts State Port Authority Revenue	5.000%	7/1/28	2,300,000	2,739,599
Massachusetts State Port Authority Revenue	5.000%	7/1/30	3,500,000	4,134,095
Massachusetts State Port Authority Revenue	5.000%	7/1/40	5,000,000	5,752,050	(f)
Metropolitan Boston Transit Parking Corp. Systemwide Senior Lien Parking Revenue	5.000%	7/1/41	5,000,000	5,571,600

Total Transportation				25,895,533

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $104,100,182)				113,513,924

SHORT-TERM INVESTMENTS - 4.5%
Education - 0.8%
Massachusetts State DFA Revenue, Wentworth Institute of Technology, LOC-JPMorgan Chase	0.110%	10/1/33	975,000	975,000	(g)(h)

General Obligation - 0.1%
Massachusetts State, GO, Central Artery, SPA-Landesbank Baden-Wuerttemburg	0.150%	12/1/30	200,000	200,000	(g)(h)

Health Care - 3.3%
Massachusetts State HEFA Revenue:
Capital Asset Program, LOC-Bank of America	0.160%	1/1/35	300,000	300,000	(g)(h)
Hillcrest Extended Care A, LOC-Bank of America N.A.	0.160%	10/1/26	730,000	730,000	(g)(h)
Partners Healthcare Systems, SPA-Bank of America	0.130%	7/1/40	2,500,000	2,500,000	(g)(h)
Partners Healthcare Systems, SPA-JPMorgan Chase	0.100%	7/1/27	100,000	100,000	(g)(h)
Partners Healthcare Systems, SPA-JPMorgan Chase	0.110%	7/1/27	300,000	300,000	(g)(h)

Total Health Care				3,930,000

See Notes to Schedule of Investments.

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - 0.3%
Massachusetts State DFA Revenue, Clark University, LOC-TD Bank N.A.	0.090%	10/1/38	$340,000	$340,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,445,000)				5,445,000

TOTAL INVESTMENTS - 99.0% (Cost - $109,545,182#)				118,958,924
Other Assets in Excess of Liabilities - 1.0%				1,231,322

TOTAL NET ASSETS - 100.0%				$120,190,246

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Maturity date shown represents the mandatory tender date.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
DFA	— Development Finance Agency
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IFA	— Industrial Finance Agency
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation-Insured Bonds
Radian	— Radian Asset Assurance-Insured Bonds
SCA	— Syncora Capital Assurance Inc. - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	0.3%
AA/Aa	34.8
A	36.2
BBB/Baa	22.7
A-1/VMIG 1	4.6
NR	1.4

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$113,513,924	—	$113,513,924
Short-term investments†	—	5,445,000	—	5,445,000

Total investments	—	$118,958,924	—	$118,958,924

Other financial instruments:
Futures contracts	$86,365	—	—	$86,365

Total	$86,365	$118,958,924	—	$119,045,289

†	See schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Massachusetts, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Massachusetts.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,510,681
Gross unrealized depreciation	(96,939)

Net unrealized appreciation	$9,413,742

At February 28, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	32	3/13	$4,735,365	$4,649,000	$86,365

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2013.

Primary Underlying Risk	Futures Contracts
Unrealized Appreciation
Interest Rate Risk	$86,365

During the period ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$4,910,430

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	April 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2013